                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. ____________)

     Filed by the Registrant [ x ]
     Filed by a Party other than the Registrant [  ]
     Check the appropriate box:
     [   ]    Preliminary Proxy Statement
     [ x ]    Definitive Proxy Statement
     [   ]    Definitive Additional Materials
     [   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
     [   ]    Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))

                             TMBR/SHARP DRILLING, INC.
                  (Name of Registrant as Specified In Its Charter)

     ________________________________________________________________________
     (Name of Person(s) filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (check the appropriate box):
     [ x ]    No fee required.
     [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.

              (1) Title of each class of securities to which transaction applies:

              (2)  Aggregate number of securities to which transaction applies:

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              (4)  Proposed maximum aggregate value of transaction:

              (5)  Total fee paid:

     [   ]    Fee paid previously with preliminary materials.
     [   ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount previously paid:
              (2)  Form, Schedule or Registration Statement No.:
              (3)  Filing Party:
              (4)  Date Filed:

                               TMBR/SHARP DRILLING, INC.
                             4607 West Industrial Boulevard
                                 Midland, Texas  79703



                          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     To The Shareholders of
        TMBR/Sharp Drilling, Inc.:

              The Annual Meeting of Shareholders of TMBR/Sharp Drilling, Inc. (the "Company"), a Texas corporation, will be held on Tuesday, August 31, 1999, at 10:00 a.m., local time, in the Derrick Room, Midland Petroleum Club, 501 West Wall, Midland, Texas 79701, for the following purposes:

                    (1) The election of four Directors to hold office until the next succeeding annual meeting of shareholders and until their successors have been duly qualified and elected;

                    (2) The approval of the TMBR/Sharp Drilling, Inc. 1998 Stock Option Plan; and

                    (3) The transaction of such other business as may properly come before the meeting and any adjournments thereof.

              The Board of Directors has fixed the close of business on August 2, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only shareholders of record at the close of business on August 2, 1999 will be entitled to vote at the Annual Meeting and any adjournments thereof.

                                          By Order of the Board of Directors



                                                     James M. Alsup
                                                        Secretary
     Midland, Texas
     August 5, 1999

              Whether or not you plan to be present at the meeting in person, please complete, sign, date and mail the enclosed Proxy in the accompanying return envelope to which no postage need be affixed by the sender if mailed within the United States. If you receive more than one Proxy because your shares are registered in different names or addresses, each such Proxy should be signed and returned to assure that all of your shares will be voted.

                             TMBR/SHARP DRILLING, INC.
                           4607 West Industrial Boulevard
                                Midland, Texas  79703


                                   PROXY STATEMENT


              The accompanying Proxy is solicited on behalf of the Board of Directors of TMBR/Sharp Drilling, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, August 31, 1999, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournments thereof.

              This Proxy Statement and the accompanying form of Proxy are first being mailed to the shareholders on or about August 5, 1999.

     Proxies, Solicitation and Voting

              The record date for the determination of shareholders entitled to notice of and to vote at the meeting is the close of business on August 2, 1999. On the record date, there were 4,710,886 shares of the Company's $.10 par value common stock (the "Common Stock") issued and outstanding. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the meeting. Cumulative voting is not permitted.

              With respect to matters to be voted upon at the Annual Meeting, the attendance, in person or by Proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum. For quorum purposes, the total votes received, including abstentions and broker non-votes, are counted as present and entitled to vote in determining the number of shares present. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

              Directors will be elected by a plurality of votes cast.   A
     plurality means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The proposal to approve the TMBR/Sharp Drilling, Inc. 1998 Stock Option Plan will require the affirmative vote of the holders of a majority of the shares entitled to vote and represented in person or by Proxy at the meeting. An abstention has the effect of a negative vote and broker non-votes on this matter do not affect the outcome.

              Properly executed Proxies will be voted in accordance with the instructions thereon or, if no instructions are indicated thereon, the shares will be voted FOR the election of management's nominees to the Board of Directors, FOR the proposal to approve the TMBR/Sharp
     Drilling, Inc. 1998 Stock Option Plan and in the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting.

              Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by appearing and voting personally at the Annual Meeting, by delivering a later dated Proxy or by delivering to the Secretary of the Company a written revocation of such Proxy prior to the Annual Meeting.

              The cost of preparing, assembling, printing and mailing this Proxy Statement and enclosed Proxy and the cost of soliciting Proxies relating to the Annual Meeting will be borne solely by the Company. The Company may request banks and brokers to solicit their customers who beneficially own shares of Common Stock of the Company listed of record in names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation. It is contemplated that the original solicitation of Proxies by mail will be supplemented by telephone, telegram and personal solicitation by officers, Directors and other regular employees of the Company. No additional compensation will be paid to such individuals for such activities.


                                 PRINCIPAL  SHAREHOLDERS

              The following table sets forth certain information as of August 2, 1999 (unless otherwise indicated) with respect to the Company's Common Stock beneficially owned by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) the executive officers named in the Summary Compensation Table under "Executive Compensation", (iii) each Director and nominee for Director of the Company and (iv) all Directors (and nominees) and executive officers of the Company as a group.

                                                         Amount and
                                                         Nature of      Percent
     Name and Address                                    Beneficial       of
     of Beneficial Owner                                Ownership(1)     Class
     -------------------                                ------------    -------

     Thomas C. Brown . . . . . . . . . . . . . . . . .   596,153(2)      11.58%
      4607 West Industrial Blvd.
      Midland, Texas  79703

     Donald L. Evans . . . . . . . . . . . . . . . . .     7,146           *
      500 Empire Plaza
      Midland, Texas  79701

     David N. Fitzgerald . . . . . . . . . . . . . . .    28,182           *
      2300 West 42nd Street
      Odessa, Texas  79764

     Joe G. Roper  . . . . . . . . . . . . . . . . . .   867,606 (3)     17.61%
      4607 West Industrial Blvd.
      Midland, Texas  79703

     Metropolitan Life Insurance Company   . . . . . .   291,400(4)       6.19%
      One Madison Avenue
      New York, New York   10010

     State Street Research & Management
      Company, Inc. . . . . . . . . . . . . . . . . . .  903,800(4)      19.19%
      One Financial Center,
      Boston Massachusetts  02111

     F. Howard Walsh, Jr.  . . . . . . . . . . . . . .   274,300 (5)      5.82%
      500 West Seventh St., Suite 1007
      Fort Worth, Texas  76102

     All Directors (and nominees . . . . . . . . . . . 1,613,102 (6)     29.62%
      and executive officers as a
      group (8 persons)
     ____________

     *   Less than 1%.

     (1) Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and investment powers.
     (2) Includes 436,500 shares of Common Stock underlying presently exercisable stock options and 19,856 shares of Common Stock owned by the Estate of C. V. Lyman, deceased, of which estate Mr. Brown serves as Co-Executor.
     (3) Includes 217,000 shares of Common Stock underlying presently exercisable stock options.
     (4) In Amendment No. 4 to Schedule 13G, dated February 6, 1999, filed with the Securities and Exchange Commission (the "Commission") by Metropolitan Life Insurance Company ("Met Life"), Met Life reported beneficial ownership of such shares. Met Life further reported that State Street Research & Management Company, Inc. ("State Street"), an affiliate of Met Life and registered investment adviser, has sole voting and dispositive powers with respect to such shares. In
            Schedule 13G, dated February 11, 1999, filed by State Street with the Commission, State Street reported beneficial ownership of 903,800 shares, of which it reported sole voting power with respect to 815,300 shares and sole dispositive power with respect to 903,800 shares. State Street disclaimed any beneficial interest in such securities.

     (5) As reported in Amendment No. 2 to Schedule 13D, dated November 3, 1997, filed with the Commission.
     (6) Includes 734,500 shares of Common Stock underlying presently exercisable stock options.

     Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934 requires, among other things, that the Company's Directors and officers file at specified times reports of beneficial ownership and changes in beneficial ownership of the Company's Common Stock and other equity securities. To the Company's knowledge, all Section 16(a) filing requirements for the year ended March 31, 1999 have been complied with, except that one transaction involving the sale by Mr. Roper of 1,400 shares of Common Stock was reported late.


                                  ELECTION OF DIRECTORS

              Directors of the Company are elected annually by the shareholders to hold office until the next succeeding annual meeting of shareholders and until their successors are duly qualified and elected.

              In accordance with the Company's bylaws, the Board of Directors by resolution has fixed the total number of directors at four. Accordingly, the Board of Directors is recommending that the four current Directors of the Company be re-elected to serve until the next annual meeting of shareholders is held and their respective successors have been duly elected.

              If any nominee becomes unavailable for any reason, which is not anticipated, a substitute nominee may be designated by the Board of Directors and the shares represented by Proxy will be voted for any such substitute nominee, unless the Board reduces the number of Directors. All of the nominees listed below were previously elected Directors by the
     shareholders at the last annual meeting of shareholders.   There are no
     family relationships among any of these nominees, or among any of these nominees and any officer, except Patricia R. Elledge, the Controller of the Company, is the daughter of Joe G. Roper, the President and a Director of the Company. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected. The four nominees for the Board of Directors are as follows:


                                        Position with Company and      Director
     Nominee                Age           Principal Occupation          Since
     -------                ---         -------------------------      --------

     Thomas C. Brown  . .    72           Chairman of the Board          1982
                                          of Directors and Chief
                                          Executive Officer of the
                                          Company; Director of
                                          Tom Brown, Inc.

                                        Position with Company and      Director
     Nominee                Age           Principal Occupation          Since
     -------                ---         -------------------------      --------

     Joe G. Roper . . . .    71           Director and President         1982
                                          of the Company.

     Donald L. Evans  . .    52           Director of the Company;       1982
                                          Chairman of the Board of
                                          Directors and Chief Executive
                                          Officer of Tom Brown, Inc.

     David N. Fitzgerald .   76           Director of the Company;       1984
                                          President and shareholder
                                          of Dave Fitzgerald, Inc., a
                                          privately held investment
                                          company.

              Unless otherwise directed on any duly executed and dated Proxy, it is the intention of the persons named in such Proxy to vote the shares of Common Stock represented by such Proxy for the election of the nominees listed in the preceding table for the office of Director of the Company.

               The Board of Directors recommends that the shareholders vote FOR the proposal to elect its nominees to the Board of Directors.


     Other Information

               The Board of Directors held one meeting during the year ended March 31, 1999 at which all Directors were present. The Directors also took action by unanimous written consent on three occasions.

               The Company does not have a standing nominating committee. The review of recommendations for nominees for Directors is made by the full Board of Directors.

               Messrs. Donald L. Evans and David N. Fitzgerald served as members of the Audit Committee of the Board of Directors during fiscal year 1999. The Audit Committee was created for the purposes of recommending the firm to be employed by the Company as its independent auditors, consulting with the persons chosen to be the independent auditors with regard to the plan of audit, reviewing with the independent auditors the report of audit and management letters, if any, consulting with the independent auditors with regard to the adequacy of internal accounting controls and performing such other duties as may be advised or requested from time to time by the Board of Directors of the Company. The Audit Committee held one meeting during the year ended March 31, 1999.

               The Compensation Committee of the Board of Directors oversees and is responsible for the administration of the Company's stock option plans. Members of the Compensation Committee are appointed annually by the Board of Directors. Members serve at the pleasure of the Board of Directors and may be appointed or removed by the Board of Directors at will. Since August, 1998, the Compensation Committee of the Board of Directors has consisted of all four current Directors of the Company. Prior to that time, Donald L. Evans and David N. Fitzgerald served as the Compensation Committee of the Board of Directors. The Compensation Committee did not hold any meetings during the year ended March 31, 1999, but took action by unanimous written consent on one occasion.


                              APPROVAL OF STOCK OPTION PLAN

               On September 1, 1998, the Board of Directors adopted the TMBR/Sharp Drilling, Inc. 1998 Stock Option Plan (the 1998 Plan ). The 1998 Plan is attached to this Proxy Statement as Appendix A. The purpose of the 1998 Plan is to provide a means whereby key employees of the Company (including officers and Directors who are also key employees) and Directors who are not employees may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders.

               Stock options granted under the 1998 Plan to key employees may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which do not constitute incentive stock options ("nonqualified stock options"). Options granted to non-employee Directors will be nonqualified stock options.

               When the 1998 Plan was adopted by the Board of Directors, the Board granted nonqualified stock options to Messrs. Evans and Fitzgerald, non-employee Directors of the Company. Both options are subject to shareholder approval of the 1998 Plan. If the 1998 Plan is approved by the shareholders, each option will entitle the holder to purchase a total of 25,000 shares of Common Stock at an exercise price of $4.125 per share, the fair market value of the Common Stock on the date of grant. The options will expire ten years from date of grant and will become exercisable as to all shares upon shareholder approval of the 1998 Plan. No other options have been granted under the 1998 Plan. While it is expected that employees and executive officers of the Company will be granted options in the future, the employees and executive officers that may receive such options, the number of options and dollar values, are not currently determinable.

               At the Annual Meeting, shareholders will be asked to approve and ratify the action taken by the Board of Directors in adopting the 1998 Plan. The 1998 Plan was unanimously approved by the Board of Directors and the Board of Directors recommends that the adoption of the 1998 Plan be
     ratified and approved by the shareholders.   Unless otherwise indicated,
     the proxies received from shareholders will be voted in favor thereof.

     While shareholder approval of the 1998 Plan is not required under Texas law, the Code and certain rules of The Nasdaq Stock Market require the 1998 Plan to be approved by the Company's shareholders. If the required shareholder approval is not obtained, the options granted to Mr. Evans and Mr. Fitzgerald will be cancelled, the 1998 Plan will be terminated and no options under the 1998 Plan will be granted.

               Administration.   The 1998 Plan may be administered by the
     Board of Directors of the Company or a committee of two or more Directors of the Company. The full Board of Directors, acting as the
     Compensation Committee, presently administers the 1998 Plan.   The
     Compensation Committee has the sole authority to select the employees and non-employee Directors who are to be granted options and to establish the number of shares issuable under each option. The Compensation Committee is authorized to interpret the 1998 Plan, and to adopt such rules and regulations, consistent with the provisions of the 1998 Plan, as it may deem advisable.

               Eligibility.   Only key employees and non-employee Directors of
     the Company whom the Compensation Committee selects shall be eligible to receive one or more options under the 1998 Plan.

               Stock to be Optioned.   The aggregate number of shares of Common
     Stock which may be issued pursuant to the exercise of stock options granted under the 1998 Plan may not exceed in the aggregate 750,000 shares, subject to adjustments in the number of shares with respect to options and purchase prices therefor in the event of stock splits or stock dividends, and for equitable adjustments in the event of recapitalization, mergers, consolidations, acquisitions of more than 50% of the outstanding shares of Common Stock by any person or entity, dissolution and liquidation, and similar events. If any outstanding option granted under the 1998 Plan expires or terminates prior to its exercise in full, the shares allocable to the unexercised portion of such option may be subsequently granted under the 1998 Plan. Exercise of an option in any manner shall result in a decrease in the number of shares of stock which may thereafter be available, both for purposes of the 1998 Plan and for sale to any one individual, by the number of shares as to which the option is exercised.

               Terms of Grants.   Options granted under the 1998 Plan contain
     such terms and conditions and may be exercisable for such periods, as may
     be approved by the Compensation Committee.   The Compensation Committee is
     empowered and authorized, but is not required, to provide for the exercise of options by payment in cash or by delivering to the Company shares of Common Stock having a fair market value equal to the purchase price, or any combination of cash or Common Stock. The purchase price of Common Stock issued under each option will not be less than the fair market value of the stock subject to the option at the time of grant.

               Options granted under the 1998 Plan are not transferable other than by will or the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee and while the optionee is an employee or director of the Company, except that if the optionee ceases to be an employee or director of the Company as a result of death or disability, any options held by the optionee may be exercised in full by the optionee's legal representative at any time during the period of
     one year following such termination.   If an optionee ceases to be an
     employee or director of the Company other than for cause, death or disability, options may be exercised within three months thereafter, but only as to the number of shares the optionee was entitled to purchase as of the date the optionee ceased to be an employee or director of the Company.

               Amendment or Termination.    The Board of Directors of the
     Company may amend or terminate the 1998 Plan at any time, but may not in any way impair the rights of an optionee under an outstanding option without the consent of such optionee.

               Term of Plan.   The 1998 Plan will terminate upon and no further
     options shall be granted after the expiration of ten years from the date of its adoption by the Board of Directors.

               Federal Tax Aspects.   Employees who receive incentive stock
     options under the 1998 Plan will not recognize any income for federal
     income tax purposes as a result of the receipt of such options.   An
     optionee, upon exercise of an incentive option under the 1998 Plan, will not recognize taxable income nor will the Company then be entitled to a
     deduction.   Any gain or loss realized upon the subsequent disposition
     of the stock acquired upon exercise of incentive options will be treated as long term capital gain or loss, provided that no such disposition is made within two years after the option was granted and one year after the option was exercised. If such holding period requirements are not satisfied, the optionee will recognize ordinary income equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. Any gain in excess of the amount taxed as ordinary income
     will be recognized as capital gain.   If the stock is sold for less than
     the option price, the loss is a capital loss.

               The Company will not be entitled to a compensation deduction for federal income tax purposes with respect to the grant of an incentive option to an employee under the 1998 Plan or the exercise of the incentive option by the employee. Upon an employee's disposition of shares acquired pursuant to an incentive option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount, if any, of ordinary income recognized by such employee.

               Nonqualified options under the 1998 Plan will not have a readily ascertainable value at the time of the grant of such options or at any time until the options are exercised, and as a result, an optionee who receives a nonqualified option will not be taxed upon the receipt of the option.

               An optionee who receives a nonqualified option will generally recognize ordinary income upon the exercise of the option in the amount by which the fair market value of the underlying shares at the time of
     exercise exceeds the exercise price.   The Company will be entitled to a
     deduction from income as an ordinary and necessary business expense when and to the extent ordinary income is recognized by an optionee.

               Upon the sale of the shares received upon the exercise of a nonqualified option, the seller will generally recognize either short-term or long-term capital gain or loss, depending upon the holding period of the shares. The required holding period for long-term capital gain or loss treatment is more than one year. The measure of the taxable gain or loss is determined by the difference between the price paid for the shares upon the exercise of the options (plus the amount of income recognized) and the selling price of the shares.

               The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

               The Board of Directors recommends a vote FOR the proposal to approve the 1998 Stock Option Plan.



                            REPORT OF COMPENSATION COMMITTEE

               Since August, 1998, the full Board of Directors has functioned as the Board's Compensation Committee. Prior to that time, Mr. Evans and Mr. Fitzgerald, non-employee Directors of the Company, served as the Compensation Committee. The Board does not presently have a separate Compensation Committee. Thomas C. Brown and Joe G. Roper, Directors of the Company, are also employees and executive officers of the Company.

               During the last completed fiscal year, there were no meetings of the Board at which deliberations regarding executive officer compensation occurred.

               The Company does not presently have written employment contracts with any executive officer. Like all of the Company's employees, the executive officers are "at-will employees", meaning either the employee or the Company can terminate the employment relationship at any time for any reason or for no reason.

               It has been the Company's practice for many years that the executive compensation program consists primarily of a base salary and stock options. In addition, the Company usually provides automobiles to its executive officers, other than Mr. Brown. The Company has a history of relying upon stock options as an important element of each executive's
     compensation package.   All stock options are granted pursuant  to one of
     the Company's stock option plans. Stock option grants are made with exercise prices of not less than 100% of the market price on the date of grant. This program has generally enabled the Company to keep salaries and other compensation benefits at relatively modest levels. The cash component of compensating the Company's executive officers, including
     Mr. Brown, has been left to the judgment and discretion of Mr. Brown and Mr. Roper. The Board has left cash compensation matters to the discretion of Mr. Brown and Mr. Roper because the compensation levels of all executive officers have historically been reasonable in the judgment of the Board of Directors, and because the Company has not been burdened with excessive compensation costs or perquisites. Mr. Brown and Mr. Roper have historically determined their own salaries.

               There is no specific relationship of corporate performance to
     executive compensation.   No formula or specific evaluation procedure is
     followed. Rather, compensation policies have been subjective and informal. However, compensation for executives is based generally on the principles that compensation must be sufficiently high, in relation to the Company's competitors, to help motivate and retain the talent needed to grow the Company's business and to provide a sufficient incentive for executive officers to remain with the Company and devote their best efforts to the business of the Company.

               The Company's salary levels are determined by comparisons with similar companies of similar size, overall market conditions in the domestic oil and gas industry, the financial performance of the Company, the individual performance of the executive, and any promotions of, or increased responsibilities assumed by, the executive.

               In addition to their cash compensation, executive officers, along with all other employees of the Company, have been eligible to participate
     in the Company's 401(k) retirement plan.   However, the plan was terminated
     in March, 1999.   This plan was available to all employees after they had
     been employed by the Company for at least one year.   The plan allowed
     employees to make contributions to the plan from salary reductions each year, up to an annual limit of 15% of a participant's annual compensation. Under the 401(k) plan, the Company matched 25% of a participant's contribution up to 5% of his or her salary. Employees were fully vested in their own contributions and became fully vested in any contributions made by the Company after seven years of service.

               The compensation of Thomas C. Brown, the Chairman of the Board and Chief Executive Officer of the Company, consists of a base salary and stock options. There is no specific relationship between the Company's
     performance and Mr. Brown's compensation.   Only subjective, informal
     periodic reviews of Mr. Brown's compensation are followed.   Specific
     factors considered include his length of service as chief executive officer, competitive CEO pay information, compensation paid in previous years, the Company's growth, the market value of the Company's Common Stock, the overall financial condition of the Company and market conditions
     in general.   During fiscal 1999, the Company's revenues were adversely
     impacted by the recent and sustained deterioration in oil and gas prices. As in the case of prior downturns in the oil and gas industry, cost-savings measures were again implemented by the Company to help offset the adverse effects of low oil and gas prices. In this regard, and because of the adverse conditions in the oil and gas industry in general, the Company did not increase the salaries of any of its executives, including Mr. Brown, during the year ended March 31, 1999. Mr. Brown's previous salary increase was on September 1, 1997 when his salary was increased from $72,000 to $162,000 per year. Last fiscal year, Mr. Brown did not receive a salary increase or a cash bonus. In addition, because of the termination of the 401(k) retirement plan, Mr. Brown, as well as all other employees and executives, will no longer participate in a Company sponsored retirement plan, and the Company's change of control agreement with Mr. Brown was cancelled in December, 1998. In view of these factors, and in order to recognize Mr. Brown's skills, leadership and experience in managing the

     Company, particularly during adverse market conditions, the full Board of Directors, acting in its capacity as the Compensation Committee, granted an incentive stock option on September 1, 1998 to Mr. Brown to purchase 72,000 shares of Common Stock and, at the same time, repriced a nonqualified stock option originally granted to Mr. Brown in September, 1996. The option was repriced from an exercise price of $7.75 per share to $4.125 per share, the fair market value of the Company's Common Stock on September 1, 1998, the date the option was repriced. The option expiration date was not extended.

               Under Section 162(m) of the Internal Revenue Code, effective January 1, 1994, no income tax deduction is allowed to a publicly held corporation for remuneration paid to certain executive officers (including the CEO) to the extent that the amount of remuneration with respect to any given employee/executive officer for the taxable year exceeds $1,000,000.
     Section 162(m) has not been a factor in determining the overall compensation of executive officers since the remuneration paid to any one employee during a given tax year is significantly less than, and is expected to continue to be less than, the Section 162(m) limits.



                                                          Thomas C. Brown
                                                          Joe G. Roper
                                                          Donald L. Evans
                                                          David N. Fitzgerald

                              EXECUTIVE COMPENSATION


     Summary of Annual Compensation

               The following table sets forth for each of the three fiscal years ended March 31, 1999, a summary of the types and amounts of compensation paid to the Chief Executive Officer of the Company and the only other executive officer of the Company whose salary and bonuses for the fiscal year ended March 31, 1999 exceeded $100,000.


                            Summary Compensation Table

                                                               Long-Term Compensation
                                                               ----------------------
                                                   Annual Compensation                 Awards               Payouts
                                               ---------------------------    --------------------------    -------
                                                                   Other                      Securities
                                                                   Annual     Restricted      Underlying                All Other
                                                                   Compen-      Stock          Options/       LTIP       Compen-
      Name and Principal                       Salary   Bonus      sation       Awards           SARs        Payouts     sation
          Position                   Year       ($)      ($)         ($)          ($)            (#)           ($)         ($)
      ------------------             ----      -------  ------     -------    ----------     ------------    -------    ---------
      Thomas C. Brown,               1999      162,000    0          (1)           0           267,000(2)       0        1,197(3)
       Chairman of the Board         1998      120,462    0          (1)           0              0             0        1,506(3)
       of Directors and Chief        1997       72,000    0          (1)           0           195,000(2)       0          762(3)
       Executive Officer

      Joe G. Roper,                  1999      171,306    0          (1)           0           172,000(2)       0        1,197(4)
       President and Director        1998      162,771    0          (1)           0              0             0        1,956(4)
                                     1997      156,251    0          (1)           0           100,000(2)       0       12,902(4)

      _________________

                 (1) The named executive officers of the Company were also provided certain non-cash compensation and personal benefits. However, the aggregate amount of such other compensation did not exceed $50,000 or 10% of the named executive officer's salary during such fiscal year.

                 (2) The total number of securities underlying stock options granted last fiscal year includes 195,000 shares of common stock underlying the stock option granted to Mr. Brown in September, 1996 and 100,000 shares of common stock underlying the stock option granted to Mr. Roper in September, 1996. Both of these options were repriced last fiscal year. For additional information regarding these and other options granted last fiscal year, see "--Stock Options" and "--Repricing of Options" below.

                 (3) Such amount was allocated to Mr. Brown's account under the Company's 401(k) Profit Sharing Plan.

                 (4) Such amount includes (i) $1,197 allocated to Mr. Roper's account under the Company's 401(k) profit sharing plan for the fiscal year ended March 31, 1999; $1,956 for 1998; and $1,587 for 1997; and (ii) insurance premiums paid by the Company in the amount of $11,315 for the year ended March 31, 1997 for a whole life insurance policy on the life of Mr. Roper.

     Stock Options

              The Company has in the past utilized stock options as part of its overall compensation of Directors, officers and employees. The following table shows certain information with respect to stock options granted to the named executive officers during the fiscal year ended March 31, 1999.


                                Option/Sar Grants in Last Fiscal Year
                                           Individual Grant
                      --------------------------------------------------------------
                                                                                          Potential Realizable
                                                                                           Value at Assumed
                       Number of         Percent of                                      Annual Rates of Stock
                       Securities        Total Options                                   Price Appreciation for
                       Underlying        Granted to       Exercise or                         Option Term (1)
                        Options          Employees in     Base Price      Expiration     -----------------------
     Name              Granted (#)       Fiscal Year        ($/Sh)           Date           5%($)       10%($)
     -----------       -----------       -------------    -----------     ----------     ----------   ----------
     T. C. Brown       195,000 (2)           34.36%         $4.125          9-3-06        $383,175     $919,425
                        72,000 (3)           12.69%         $4.538          9-1-03        $ 51,984     $151,344

     J. G. Roper       100,000 (4)           17.62%         $4.125          9-3-06        $196,500     $471,500
                        72,000 (5)           12.69%         $4.538          9-1-03        $ 51,984     $151,344

     _________

          (1) These amounts are calculated based on the indicated annual rates of appreciation and annual compounding from the date of grant to the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. There is no assurance that the amounts reflected in this table will be achieved.

          (2) A nonqualified stock option to purchase 195,000 shares of common stock was originally granted to Mr. Brown on September 3, 1996 pursuant to the 1994 Stock Option Plan. The option became exercisable in its entirety on May 1, 1997. This option was repriced on September 1, 1998 and is included in the table as an option grant during the last fiscal year. The expiration date of the option was not extended. See "--Repricing of Options" below.

          (3) On September 1, 1998, an incentive stock option to purchase 72,000 shares of common stock was granted to Mr. Brown pursuant to the 1994 Stock Option Plan. The option became exercisable as to 22,000 shares on March 9, 1999 and becomes exercisable as to an additional 22,000 shares on each of March 9, 2000 and March 9, 2001. The remaining 6,000 shares become exercisable on March 9, 2002. The option expires five years from the date of grant and the option exercise price is 110% of the fair market value of the Company's Common Stock on the date of grant.

          (4) A nonqualified stock option to purchase 100,000 shares of common stock was originally granted to Mr. Roper on September 3, 1996 pursuant to the 1994 Stock Option Plan. The option became exercisable in its entirety on May 1, 1997. This option was repriced on September 1, 1998 and is included in the table as an option grant during the last fiscal year. The expiration date of the option was not extended. See "--Repricing of Options" below.

          (5) On September 1, 1998, an incentive stock option to purchase 72,000 shares of common stock was granted to Mr. Roper pursuant to the 1994 Stock Option Plan. The option became exercisable as to 22,000 shares on March 9, 1999 and becomes exercisable as to an additional 22,000 shares on each of March 9, 2000 and March 9, 2001. The remaining 6,000 shares become exercisable on March 9, 2002. The option expires five years from the date of grant and the option exercise price is 110% of the fair market value of the Company's Common Stock on the date of grant.

               The following table sets forth certain information with respect to stock option exercises during the fiscal year ended March 31, 1999 by the named executive officers of the Company, and the value of each such officer's unexercised stock options at March 31, 1999.


                          Aggregated Option/SAR Exercises in

                 Last Fiscal Year and Fiscal Year - End Option/SAR Values

                                                                                                   Value of
                                                              Number of                          Unexercised
                                                   Securities Underlying Unexercised             In-The-Money
                           Shares                            Options/SARs                        Options/SARs
                          Acquired      Value            at Fiscal Year-End (#)            at Fiscal Year-End ($)(1)
                         on Exercise   Realized    ---------------------------------       ----------------------------
          Name               (#)         ($)       Exercisable         Unexercisable       Exercisable    Unexercisable
          ------------   -----------   --------    -----------         -------------       -----------    -------------
          T. C. Brown         0           0          436,500              50,000             902,375            0

          J. G. Roper         0           0          217,000              50,000             102,750            0

          _________

               (1) Value of in-the-money options is equal to the fair market value of a share of Common Stock at fiscal year-end ($4.25 per share), based on the closing price of the Company's Common Stock, less the exercise price.


     Repricing of Options

               The table below sets forth certain information regarding stock options held by each executive officer of the Company that were repriced during the ten-year period ended March 31, 1999.



                                        Ten-Year Option/SAR Repricings

                                                                                                                    Length of
                                                                                     Exercise                    Original Option
                                                Number of       Market Price of    Price at Time                 Term Remaining
                                               Options/SARs      Stock at Time     of Repricing        New         at Date of
                                               Repriced or      of Repricing or        or            Exercise     Repricing or
        Name                           Date      Amended         Amendment (1)      Amendment         Price        Amendment
        -----------------------       ------   ------------     ---------------    -------------     --------    ---------------
        T. C. Brown,                  9-1-98    195,000 (2)          $4.125            $7.75           $4.125        8 years
          Chairman of the Board
          of Directors and Chief
          Executive Officer

        J. G. Roper,                  9-1-98    100,000 (2)          $4.125            $7.75           $4.125        8 years
          President and Director

        J. D. Phillips                9-1-98     10,000 (2)          $4.125            $7.75           $4.125        8 years
          Vice President-Production

        P. R. Elledge                 9-1-98     10,000 (2)          $4.125            $7.75           $4.125        8 years
          Controller - Treasurer

        _________

        (1) Average of the high and low sales prices as reported by the NASDAQ National Market System.

        (2)   Nonqualified stock option granted on September 3, 1996.

                            STOCK PERFORMANCE GRAPH


     Comparison of Five-Year Cumulative Total Returns









                                      [Graph]
















                                                                      Legend

       Symbol       Total Returns Index for:                3/31/94      3/31/95     3/31/96     3/31/97    3/31/98    3/31/99
       ------       ------------------------                -------      -------     -------     -------    -------    -------
       ______       TMBR/Sharp Drilling, Inc.                100.00       131.6       139.4       245.2      237.4       87.7
       .. ___ .     Nasdaq Stock Market (US Companies)       100.00       111.2       151.1       167.9      254.6      342.7
       ------       Nasdaq Non-Financial Stocks              100.00       109.6       147.9       159.5      239.3      332.5
                    (US & Foreign)

       Notes:
         A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
         B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
         C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
         D.   The index level for all series was set to $100.00 on 3/31/94.

               The indexes in the performance graph compare the annual cumulative total stockholder return on the Company's Common Stock with the cumulative total return of The Nasdaq Stock Market (U.S.) Index and the Nasdaq Non-financial Stock Index (U.S. and foreign). The table assumes that the value of an investment in the Company's Common Stock and each index was $100.00 on March 31, 1994 and that all dividends were reinvested.

     Profit Sharing Plan

               Prior to its termination in March, 1999, the Company maintained a profit sharing plan under Section 401(k) of the Internal Revenue Code (the "Profit Sharing Plan") for the benefit of all employees. Under the Profit Sharing Plan, the Company contributed to a trust administered by a third party trustee, out of current or accumulated net profits, such amounts as it deemed advisable. The contributions were invested by the Profit Sharing Trustee in various investments selected by employee participants. Company contributions to the Profit Sharing Plan were allocated monthly to the individual accounts of employee-participants. A participant's accrued benefit derived from Company contributions was 100% vested after seven years of continuous employment, upon attaining age 65, or upon death or disability. Each employee of the Company was eligible to participate in the Profit Sharing Plan after one year of continuous employment. Non-employee Directors of the Company were not eligible to participate in the Profit Sharing Plan. In addition to Company contributions, participants could contribute such amount as the participant determined each year, subject to certain annual maximum limitations. Participants were 100% vested in their individual contributions. For the year ended March 31, 1999, the Company contributed an amount equal to 25% of the contributions made by eligible employees, limited, however, to a maximum of 5% of each eligible employee's compensation. During the fiscal year ended March 31, 1999, the Company made cash contributions in the total amount of $29,883 to the Profit Sharing Plan on behalf of participating employees, of which $1,197 was allocated to the account of Mr. Roper and $1,197 was allocated to Mr. Brown's account.

     Compensation of Directors

               The Company has, from time to time, paid fees to its Directors for attending Directors' meetings and reimbursed Directors for their expenses incurred in connection with attending meetings. However, no fees or reimbursements were paid to any Director of the Company during the fiscal year ended March 31, 1999.

               Directors who are employees of the Company are eligible to participate in the Company s stock option plans. Non-employee Directors of the Company will be eligible to participate in the 1998 Stock Option Plan if the plan is approved by the shareholders at the Annual Meeting. Directors who are employees were eligible to participate in the Company's 401(k) profit sharing plan, until the plan was terminated in March, 1999. Directors do not receive retainer fees or other compensation for service on the Board of Directors.

               In October, 1997, the Company entered into Bonus Agreements with Donald L. Evans and David N. Fitzgerald, non-employee Directors of the Company, providing for cash bonus payments in the amount of $100,000.00 to each of Messrs. Evans and Fitzgerald within ten days after the occurrence of (i) an Asset Acquisition or (ii) a Change in Control.

               The Bonus Agreements with Messrs. Evans and Fitzgerald were cancelled effective December 31, 1998.

               For purposes of the Bonus Agreements, an Asset Acquisition was deemed to have occurred if a person acquired more than 51% in value of the assets of the Company. A Change in Control was deemed to have occurred if (i) any person became the beneficial owner of 51% or more of the voting power of the outstanding securities of the Company, (ii) a change in the composition of a majority of the Board occurred which had not been approved by a majority of the Board as constituted immediately prior to the change, (iii) at any meeting of the shareholders of the Company called for the purpose of electing directors, more than one of the persons nominated by the Board for election as directors fails to be elected, or (iv) upon the consummation of a merger, consolidation, sale of substantially all of the assets or other reorganization of the Company, other than a reincorporation in which the Company does not survive.



     1984 Stock Option Plan

               The Board of Directors authorized and adopted the TMBR/Sharp Drilling, Inc. Stock Option Plan (the "1984 Plan") in August, 1984. Although the 1984 Plan expired by its own terms on August 8, 1994, options granted under the 1984 Plan prior to August 8, 1994 will remain outstanding until such options are exercised or expire by their own terms, and will continue to be subject to all terms and conditions of the 1984 Plan. No additional options may be granted under the 1984 Plan. Options granted under the 1984 Plan are either incentive stock options within the meaning of Section 422 of the Code, or options which do not constitute incentive stock options. Options granted under the 1984 Plan have been, as provided in the 1984 Plan, granted only to key employees (including officers and Directors who were also key employees) of the Company.

               The 1984 Plan is presently administered by the full Board of Directors, acting in its capacity as the Compensation Committee. Options granted under the 1984 Plan have exercise prices equal to the fair market value of the shares at the time the options were granted, as determined by the Compensation Committee. Options granted under the 1984 Plan are exercisable for such periods as have been approved by the Compensation Committee, except that such options are not exercisable, in any event, for a period in excess of ten years from the date of grant.

               An aggregate of 475,000 shares of the Company's Common Stock, $.10 par value, are authorized to be issued under the 1984 Plan. Common Stock issued under the 1984 Plan may be from authorized but unissued shares of Common Stock or previously issued shares reacquired by the Company. The shares of Common Stock with respect to which options have been granted are subject to adjustment upon the occurrence of certain corporate reorganizations or recapitalizations, including stock splits or stock dividends.

               As required by the terms of the 1984 Plan, for an option granted under the 1984 Plan to qualify as an incentive stock option, the aggregate fair market value (determined at the time of grant) of the stock with respect to which the incentive stock option was exercisable for the first time by an employee during any calendar year could not exceed $100,000 and could not be issued to an employee if, at the time the option was granted, such employee owned stock possessing more than 10% of the combined voting power of all classes of the Company's outstanding stock, unless (i) at the time the option was granted the exercise price of such option was at least 110% of the fair market value of the Common Stock on the date of grant and
     (ii) such option was not exercisable after five years from the date of grant.

               All or part of an option may be exercised by tendering cash or shares of Common Stock having a fair market value equal to the option price, or a combination of shares and cash. At the discretion of the Compensation Committee, an option agreement may provide for the right to surrender an option in return for a payment in cash and/or shares of Common Stock equal to the excess of the fair market value of the shares with respect to which the option is surrendered over the option price therefor, on such terms and conditions as the Compensation Committee shall determine.


     1994 Stock Option Plan


               In July, 1994, the Board of Directors adopted the Company's 1994 Stock Option Plan (the "1994 Plan"), which was ratified and adopted by the Company's shareholders at the 1994 annual meeting of shareholders held on August 30, 1994. Options granted under the 1994 Plan may be either incentive stock options within the meaning of Section 422 of the Code, or options which do not constitute incentive stock options. Key employees (including officers and Directors who are also key employees) of the Company are eligible to receive options under the 1994 Plan.

               The 1994 Plan is presently administered by the full Board of Directors, acting in its capacity as the Compensation Committee. The Compensation Committee has the authority to select the employees who are to be granted options and to establish the number of shares issuable under each option. Options granted to an employee contain such terms and conditions and may be exercisable for such periods as may be approved by the Compensation Committee. The purchase price of Common Stock issued under each option will not be less than the fair market value of the stock subject to the option at the time of grant. The Compensation Committee, in its discretion, may provide for the payment of the option price, in whole or in part, (i) in cash at the time of such exercise, (ii) by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value on the date of delivery equal to such option price, or (iii) any combination of cash and stock.

               The aggregate number of shares of Common Stock which may be issued pursuant to the exercise of stock options granted under the 1994 Plan may not exceed 750,000 shares, subject to adjustment in the number of shares with respect to options and purchase prices therefor in the event of stock splits or stock dividends, and for equitable adjustments in the event of certain recapitalizations, mergers, consolidations or acquisitions. If any outstanding option granted under the 1994 Plan expires or terminates prior to its exercise in full, the shares allocable to the unexercised portion of such option may be subsequently granted under the 1994 Plan.

               The 1994 Plan provides that to the extent the aggregate fair market value of the Common Stock (determined at the time of grant) with respect to which incentive options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company exceeds $100,000, such incentive stock options shall be treated as options which do not constitute incentive stock options.
     The Compensation Committee determines, in accordance with applicable provisions of the Code, which of an optionee's incentive stock options will not constitute incentive stock options because of such limitation.
     No incentive stock option may be granted to an individual if, at the time the option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless (i) at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and
     (ii) such option by its terms is not exercisable after the expiration of five years from the date of grant.

               An option may be granted in exchange for an individual's right and option to purchase shares of Common Stock pursuant to the terms of an agreement that existed prior to the date such option is granted ("Prior Option"). An option agreement that grants an option in exchange for a Prior Option must provide for the surrender and cancellation of the Prior Option. The purchase price of Common Stock issued under an option granted in exchange for a Prior Option shall be determined by the Compensation Committee and, such purchase price may, without limitation, be equal to the price for which the optionee could have purchased Common Stock under the Prior Option.

               The Board of Directors of the Company may amend or terminate the 1994 Plan at any time, but may not in any way impair the rights of an optionee under an outstanding option without the consent of such optionee. In addition, in order to obtain the benefits provided by Section 422 of the Code, the Board of Directors will determine at the time of making each amendment whether or not it is necessary to submit the amendment to the shareholders for approval. Generally, however, no amendment may be made without shareholder approval if such amendment would materially increase the benefits accruing to employee optionees under the 1994 Plan; materially increase the number of securities issuable under the 1994 Plan; or materially modify the requirements as to eligibility for participation in the 1994 Plan. Unless earlier terminated, the 1994 Plan will terminate upon and no further options may be granted after the expiration of ten years from the date of its adoption by the Board of Directors.


     Bonus Agreements and Change of Control Arrangements


               In October, 1997, the Company entered into Bonus Agreements with 48 employees, including Joe G. Roper and Thomas C. Brown, which provided for cash bonus payments within ten days after the occurrence of (i) an Asset Acquisition, (ii) a Change in Control or (iii) the termination of employment by the Company for reasons other than for cause. Generally, the bonus payment amounts were specified multiples of an employee's cash compensation. In the case of Messrs. Brown and Roper, each was entitled to receive a lump sum cash bonus payment in an amount equal to 2.99 times his base salary and the amount contributed by the Company to his 401(k) plan account.

               The Bonus Agreements with Messrs. Roper and Brown were cancelled effective December 31, 1998.

                For purposes of the Bonus Agreements, an Asset Acquisition was deemed to have occurred if a person acquired more than 51% in value of the assets of the Company. A Change in Control was deemed to have occurred if
     (i) any person became the beneficial owner of 51% or more of the voting power of the outstanding securities of the Company, (ii) a change in the composition of a majority of the Board occurred which had not been approved by a majority of the Board as constituted immediately prior to the change, (iii) at any meeting of the shareholders of the Company called for the purpose of electing directors, more than one of the persons nominated by the Board for election as directors shall fail to be elected, or (iv) upon the consummation of a merger, consolidation, sale of substantially all of the assets or other reorganization of the Company, other than a reincorporation in which the Company does not survive.

               The Company's 1984 and 1994 stock option plans, and its stock option agreements with Messrs. Brown and Roper and other employees of the Company, contain provisions which, upon the occurrence of certain events, could result in additional compensation to such option holders, including Mr. Brown and Mr. Roper. Such events include the following: if (i) the Company is not the surviving entity in any merger or consolidation,
     (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control of more than 50% of the outstanding shares of Common Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), then the Compensation Committee shall effect one or more of the following alternatives with respect to the then outstanding options held by employees, which may vary among individual employee optionees: (1) accelerate the time at which such options may be exercised so that such options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Compensation Committee, after which specified date all unexercised options and all rights of employee optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected optionees of some or all of such options as of a date specified by the Compensation Committee, in which event the Compensation Committee shall cancel such options and pay to each optionee an amount of cash per share equal to the excess of the fair market value, or in the case of stock options granted under the 1994 stock option plan the "Change of Control Value" of the shares subject to such option, over the exercise price(s) under such options for such shares, (3) make such adjustments to such options as the Compensation Committee deems appropriate to reflect such Corporate Change or (4) provide that thereafter upon any exercise of an option theretofore granted the optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock or other securities or property to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable.

               For purposes of the 1994 stock option plan, the "Change of Control Value" is an amount determined as follows, whichever is applicable: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such options being surrendered are exercisable, as determined by the Compensation Committee as of the date determined by the Compensation Committee to be the date of cancellation and surrender of such options. If the consideration offered to shareholders of the Company consists of anything other than cash, the Compensation Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.


     Compensation Committee Interlocks and Insider Participation


               Thomas C. Brown, the Chairman of the Board of Directors and Chief Executive Officer of the Company, is a Director of Tom Brown, Inc. and Donald L. Evans, the Chairman of the Board of Directors and Chief Executive Officer of Tom Brown, Inc., is a Director of the Company. As a Director of the Company, Mr. Evans serves with all of the other Directors as a member of the Compensation Committee of the Company's Board of Directors.


     Certain Transactions


               Until September, 1984, the Company was a wholly owned subsidiary of Tom Brown, Inc. ("TBI"). In September, 1984, TBI distributed the Common Stock of the Company to the stockholders of TBI. Mr. Brown, the Chairman of the Board of Directors and Chief Executive Officer of the Company, is also a Director of TBI and Mr. Evans, a Director of the Company, is the Chairman of the Board of Directors and Chief Executive Officer of TBI. Following the spin-off of the Company, TBI and the Company have each made available to the other certain personnel, office services and records with each party being reimbursed for any costs and expenses incurred in connection therewith. During the fiscal year ended March 31, 1999, TBI charged the Company approximately $85,400 for such services provided by TBI, of which approximately $13,900 was outstanding and unpaid at March 31, 1999.

               The Company has historically provided contract drilling services to TBI in connection with TBI's oil and gas exploration and development activities, and it is anticipated that the Company will continue to perform contract drilling services for TBI in the future. During the fiscal year ended March 31, 1999, the Company invoiced TBI approximately $1,743,000 for contract drilling services performed for TBI. All amounts invoiced were paid by TBI to the Company during the year ended March 31, 1999 and no amounts were unpaid and outstanding at March 31, 1999. The Company's contract drilling services are provided to TBI under standard industry form drilling contracts on terms competitive with those provided to other nonaffiliated third parties.

               From time to time, the Company acquires interests in leases from TBI and participates with TBI and other interest owners in the drilling and development of such leases where TBI acts as operator. The Company participates in such drilling ventures under standard form operating agreements on the same or similar terms afforded by TBI to unaffiliated third parties. TBI invoices all working interest owners, including the Company, on a monthly basis for their respective share of operating and drilling expenses. During the year ended March 31, 1999, TBI billed the Company approximately $44,400 for the Company's proportionate share of drilling costs and related expenses incurred on properties operated by TBI, approximately $3,135 of which was outstanding at March 31, 1999.
     The largest amount owed by the Company to TBI at any one time during the fiscal year ended March 31, 1999 for its share of drilling costs and related expenses and for services provided by TBI was approximately $31,130.


                               INDEPENDENT AUDITORS


               Arthur Andersen LLP has served as the Company's independent auditors since March, 1990 and will continue as the Company's independent auditors for the current year. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement to the shareholders if they desire to do so, and to respond to appropriate questions.


                               SHAREHOLDER PROPOSALS


               Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company for possible inclusion in its Proxy Statement and form of Proxy relating to such meeting no later than April 30, 2000. The use of certified mail, return receipt requested, is suggested.

               The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve and matters incident to the conduct of the Annual Meeting, including matters of which the registrant did not receive notice until after June 8, 1999. For the annual meeting in 2000, management proxies will be permitted to use discretionary voting authority for matters submitted at the annual meeting other than pursuant to the procedures in SEC Rule 14a-8 if notice of the matter was not delivered to the Company on or before June 21, 2000.

                                     OTHER MATTERS


               The Board of Directors of the Company knows of no matters, other than those described above, which are to be presented for shareholder action at the meeting. There will be an address by the Chairman of the Board and a general discussion period during which shareholders will have an opportunity to ask questions about the Company's business. If any matter not described herein properly comes before the meeting, or any adjournment thereof, the persons named in the enclosed Proxy will, in the absence of instructions to the contrary, vote the Proxy in accordance with their best judgment.

               The 1999 Annual Report to Shareholders for the fiscal year ended March 31, 1999, which includes audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

               A copy of the Company's Annual Report on Form 10-K will be furnished at no charge to each "beneficial owner" of securities of the Company upon receipt of a written request of such person addressed to:
     Secretary, TMBR/Sharp Drilling, Inc., 4607 West Industrial Blvd., Midland, Texas 79703, containing a good faith representation that, as of August 2, 1999, such person was a beneficial owner of securities of the Company entitled to vote at the Annual Meeting of Shareholders to be held
     August 31, 1999.



                                         BY ORDER OF THE BOARD OF DIRECTORS




                                                   James M. Alsup
                                                      Secretary


     Midland, Texas
     August 5, 1999

                                                                   Appendix A


                                TMBR/SHARP DRILLING, INC.

                                  1998 STOCK OPTION PLAN



                                  I. Purpose of the Plan

               The TMBR/Sharp Drilling, Inc. 1998 Stock Option Plan (the "Plan") is intended to provide a means whereby certain key employees (including officers and directors who are also key employees) and directors who are not employees ("Nonemployee Directors"), of TMBR/Sharp Drilling, Inc., a Texas corporation (the "Company"), and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Plan provides for granting certain key employees and Nonemployee Directors (in each case, "Optionee") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan to key employees may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not constitute Incentive Stock Options. Options granted under the Plan to Nonemployee Directors will be options which do not constitute Incentive Stock Options.


                              II.  Administration

               The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") of two or more directors of the Company appointed by the Board. If a Committee is not appointed by the Board, the Board shall act as and be deemed to be the Committee for all purposes of the Plan. The Committee shall have sole authority (within the limitations described herein) to select the key employees and Nonemployee Directors who are to be granted Options from among those eligible hereunder and to establish the number of shares which may be issued to key employees and Nonemployee Directors under each Option and to prescribe the form of the agreement embodying awards of Options. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the key employees and Nonemployee Directors to whom Options shall be granted, in establishing the number of shares which may be issued to key employees and Nonemployee Directors under each Option and in construing the provisions of the Plan shall be final. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct.

                      III.  Option Agreements; Terms and Conditions

               Each Option granted under the Plan shall be evidenced by a written stock option agreement and shall contain such terms and conditions, and may be exercisable for such periods, as the Committee shall prescribe from time to time in accordance with this Plan, and shall comply with the following terms and conditions:

               (a) The Option exercise price shall be the fair market value of the Stock subject to the Option on the date the Option is granted. For all purposes under the Plan, the fair market of a share of Stock on a particular date shall be equal to the average of the high and low sales prices of the Stock on the date of grant as reported on the Nasdaq National Market tier of The Nasdaq Stock Market ("NMS"), or on the stock exchange composite tape if the Stock is traded on a national stock exchange on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is not traded on the NMS or other stock exchange on that date, but is otherwise traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of the Stock on the most recent date on which the Stock was publicly traded. If the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

               (b) Each Option and all rights granted thereunder shall not be transferable otherwise than by will or the laws of descent and distribution, and may be exercised only by the Optionee during the Optionee's lifetime and while the Optionee remains employed by the Company or as a director of the Company, as the case may be, except that: (i) if the Optionee ceases to be an employee or director of the Company, as the case may be, because of disability, the Option may be exercised in full by the Optionee (or the Optionee's estate or the person who acquires the Option by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee) at any time during the period of one year following such termination; (ii) if the Optionee dies while he is an employee or director of the Company, as the case may be, the Optionee's estate, or the person who acquires the Option by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee, may exercise the Option in full at any time during the period of one year following the date of the Optionee's death; and (iii) if the Optionee ceases to be an employee or director of the Company for any reason other than as described in clause (i) or (ii) above, unless the Optionee is removed for cause, the Option may be exercised by the Optionee at any time during the period of three months following the date the Optionee ceases to be an employee or director of the Company, as the case may be, or by the Optionee's estate (or the person who acquires the Option by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee) during a period of one year following the Optionee's death if the Optionee dies during such three-month period, but in each case only as to the number of shares the Optionee was entitled to purchase hereunder upon exercise of the Option as of the date the Optionee ceases to be an employee or director of the Company, as the case may be.

               (c) The Option shall not be exercisable in any event after the expiration of ten years from the date of grant.

               (d) The purchase price of shares as to which the Option is exercised shall be paid in full at the time of exercise (a) in cash,
     (b) by delivering to the Company shares of Stock having a fair market value on the date of delivery equal to the purchase price, or (c) any combination of cash or Stock, as shall be established by the Committee. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to the Optionee, the Optionee (or the person permitted to exercise the Option in the event of the Optionee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of the Option.

               (e) The terms and conditions of the respective stock option agreements need not be identical.


                                    IV.  Eligibility of Optionee

               (a) Subject to the provisions of paragraph (b) below, Options may be granted to individuals who are key employees (including officers and directors who are also key employees) and Nonemployee Directors of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the Option is granted.
     Options may be granted to the same Optionee on more than one occasion.

               (b) No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an employee Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the employee Optionee of such determination as soon as practicable after such determination.

                                 V.  Shares Subject to the Plan


               The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 750,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Article VIII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.


                       VI.  Options Exchanged for Prior Options

               An Option may granted in exchange for an individual's right and option to purchase shares of Stock pursuant to the terms of an agreement that existed prior to the date such Option is granted ("Prior Option").
     An Option agreement that grants an Option in exchange for a Prior Option shall provide for the surrender and cancellation of the Prior Option.
     The purchase price of Stock issued under an Option granted in exchange for a Prior Option shall be determined by the Committee and, such purchase price may, without limitation, be equal to the price for which the Optionee could have purchased Stock under the Prior Option.


                                 VII.  Term of Plan

               (a) The Plan shall be effective upon the date of its approval and adoption by the Board, but no Option granted under the Plan shall become exercisable, and no shares of Stock shall be issued, unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, then all Options previously granted under the Plan shall terminate and no further Options shall be granted. Subject to such limitation, the Committee may grant Options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

               (b) Except with respect to Options then outstanding, if not sooner terminated under the provisions of Subparagraph (a) above or
     Article IX, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date of its adoption by the Board.

                     VIII.  Recapitalization or Reorganization

               (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

               (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

               (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event, a "Corporate Change"), then effective as of a date selected by the Committee, the Committee acting in its sole discretion without the consent or approval of any Optionee, shall effect one or more of the following alternatives with respect to the then outstanding Options held by Optionees, which may vary among individual
     Optionees: (1) accelerate the time at which such Options may be exercised so that such Options may be exercised in full on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of such Options (irrespective of whether such Options are then exercisable under the provisions of the
     Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to such Options as the Committee deems appropriate to reflect such Corporate Change, (4) make no adjustments to such Options as the Committee may determine in its sole discretion or (5) provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

               (d) For the purposes of clause (2) in paragraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i),
     (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

               (e) Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required shareholder action.

               (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                        IX.  Amendment or Termination of the Plan


               The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time, provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee.


                            X.  Miscellaneous Provisions


               (a) Neither the Plan nor any action taken hereunder shall be construed as giving any key employee or Nonemployee Director any right to be retained in the service of the Company or the right to have an Option granted to such person.

               (b) An Optionee's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an Optionee's death or disability, by will or the laws of descent and distribution, all as provided in Article III), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

               (c) No shares of Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal, state, and other securities laws and regulations.

               (d) It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an Option, that the Optionee (or any beneficiary or person entitled to act under or through Optionee as provided herein) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold Federal, state, local, or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares of Stock.

               (e) By accepting any Option under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

                                [Front of Card]

                            TMBR/SHARP DRILLING, INC.


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


               The undersigned hereby appoints Thomas C. Brown, Donald L. Evans and Joe G. Roper and each of them, attorneys, agents and proxies, with full power of substitution, to represent and to vote all shares of common stock of TMBR/SHARP DRILLING, INC. held of record by the undersigned on August 2, 1999, at the Annual Meeting of Shareholders of TMBR/SHARP DRILLING, INC. to be held on August 31, 1999, and at any adjournments or postponements thereof, in accordance with the instructions on the reverse side.



                   (Continued and to be signed on reverse side)




     ___________________________________________________________SEE REVERSE
                                                                   SIDE

                                 [Back of Card]

        Please date, sign and mail your proxy card back as soon as possible!

                           Annual Meeting of Shareholders
                             TMBR/Sharp Drilling, Inc.
                                 August 31, 1999


                  Please detach and mail in the envelope provided
------------------------------------------------------------------------------

       Please mark your
[ X ]  votes as in this
       example.

                                 WITHHOLD         Nominees: Thomas C. Brown
                FOR all nominees AUTHORITY                  Donald L. Evans
                listed at right  to vote for all            David N. Fitzgerald
                                 nominees listed            Joe G. Roper
                                 at right

1. Election of
   Directors        [   ]           [   ]


2. Approval of 1998 Stock Option Plan

       [   ]   FOR           [   ]   AGAINST           [   ]   ABSTAIN



* To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

   ________________________________________________


                             THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION HEREON. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS NAMED ON THIS PROXY CARD, FOR THE APPROVAL OF THE 1998 STOCK OPTION PLAN AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON THE REVERSE HEREOF, WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S).

                             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE________________ DATE_________ SIGNATURE_______________ DATE_________

NOTE:  Please sign exactly as name appears hereon.   Joint owners should each
       sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                LYNCH, CHAPPELL & ALSUP
                              A Professional Corporation
                                The Summit, Suite 700
                                 300 North Marienfeld
                                 Midland, Texas 79701
                                    (915) 683-3351
                               Telecopier (915) 683-8346



                                    July 28, 1999



     Securities and Exchange Commission
     Judiciary Plaza Office Building
     450 Fifth Street, N.W.
     Washington, D.C. 20549

               Re: TMBR/Sharp Drilling, Inc.; Definitive Proxy Material

     Gentlemen:

               Pursuant to Rule 14a-6(b) and Regulation 14A under the Securities Exchange Act of 1934, as amended, transmitted herewith on behalf of TMBR/Sharp Drilling, Inc. (the "Company") is the Company's definitive proxy statement (including the form of proxy card) to be sent to the shareholders of the Company on August 5, 1999 in connection with the Company's annual meeting of shareholders scheduled to be held on August 31, 1999.

               If the staff has any questions, it would be appreciated if they would call the undersigned at (915) 683-3351 or Ms. Patti Elledge at the Company's offices (915) 699-5050.



                                               Very truly yours,




                                               /S/ Thomas W. Ortloff



     TWO/ds